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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-12

                              Sturgis Bancorp, Inc.
    =========================================================================
                (Name of Registrant as Specified in its Charter)


    =========================================================================
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       1)       Title of each class of securities to which transaction applies:
       2)       Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)       Proposed maximum aggregate value of transaction:
       5)       Total fee paid:
[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)       Amount Previously Paid:
       2)       Form, Schedule or Registration Statement No.:
       3)       Filing Party:
       4)       Date Filed:

                                 PROXY MATERIALS
                              STURGIS BANCORP, INC.
                              125 East Chicago Road
                                Sturgis, MI 49091
                                 (616) 651-9345

                -------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on April 30, 2002
               --------------------------------------------------

         The Annual Meeting of Stockholders of Sturgis Bancorp, Inc. ("Company"), will be held at the Sturges-Young Auditorium, 201 N. Nottawa Road, Sturgis, Michigan on Tuesday, April 30, 2002 at 1:30 p.m.

         A Proxy and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of three (3) directors of the Company;

         2. The ratification of the appointment of Plante & Moran, LLP as Independent Public Accountants for the Company for the fiscal year ending December 31, 2002.

         3. Such other matters as may properly come before the Meeting or any adjournment thereof.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 15, 2002 are the Stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to fill in and sign the accompanying form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Brian P. Hoggatt
                                            ----------------------------------
                                            Brian P. Hoggatt
                                            Secretary

Sturgis, Michigan
March 28, 2002

                                 PROXY STATEMENT
                                       OF
                              STURGIS BANCORP, INC.
                              125 East Chicago Road
                             Sturgis, Michigan 49091

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 30, 2002

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sturgis Bancorp, Inc. (hereinafter called the "Company") to be used at the Annual Meeting of Stockholders of the Company (hereinafter called the "Meeting") which will be held at the Sturges-Young Auditorium, 201 N. Nottawa Road, Sturgis, Michigan, on Tuesday, April 30, 2002, at 1:30 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to Stockholders on or about March 25, 2002.

                              REVOCATION OF PROXIES

        Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A written notice of revocation of proxy should be sent to the Secretary at Sturgis Bancorp, Inc., 125 East Chicago Road, P.O. Box 600, Sturgis, Michigan 49091, and will be effective if received by the Secretary prior to the Meeting. A previously submitted proxy will also be revoked if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth under "PROPOSAL I--ELECTION OF DIRECTORS", "PROPOSAL II--RATIFICATION OF PLANTE & MORAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2002."

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

        Stockholders of record as of the close of business on March 15, 2002 are entitled to one vote for each share then held. As of March 15, 2002, the Company had 2,986,334 shares of common stock, $1.00 par value, issued and outstanding ("Common Stock").

        A majority of the outstanding shares of the Company entitled to vote, represented in person or proxy, shall constitute a quorum at the Meeting. Abstentions shall be included in a determination of a quorum, however broker non-votes shall not be included.

        Stockholders may not cumulate their votes for the election of directors. The individuals with the most votes will be elected as directors.

        The ratification of Plante & Moran, LLP shall be approved if the number of shares voting for the ratification, either in person or by proxy, exceed the number of shares voting against.

BACKGROUND

         On December 11, 2001, the shareholders of Sturgis Bank and Trust Company (the "Bank") approved the reorganization of the Bank to become a wholly owned subsidiary of Sturgis Bancorp, Inc. (the "Company"), a financial holding company. The Company is a financial holding company under the Bank Holding Company Act of 1956, as amended. This reorganization was approved at a special meeting of the shareholders of the Bank on December 11, 2001. The necessary affirmative vote of the holders of at least two-thirds (2/3) of the Bank's common stock (of which 3,101,534 shares were outstanding on October 30th, 2001 the record date for the meeting) was obtained.

         Prior to the special meeting of the shareholders of the Bank, the Bank and the Company received the necessary approvals from the Board of Governors of the Federal Reserve and the Federal Deposit Insurance Corporation. On December 21, 2001, the Michigan Department of Consumer and Industry Services, Office of Financial and Insurance Services, Division of Financial Institutions approved the consolidation to complete the consummation of the Company acquiring one hundred percent of the issued and outstanding common stock of Sturgis Bank & Trust Company. This reorganization became effective as of the opening of business on January 1, 2002.

         With the consummation of the reorganization, each outstanding share of the Bank's outstanding common stock, $1.00 par value, has been converted into one share of the Company's common stock, $1.00 par value. The shareholders of the Bank and their percentage of shareholder ownership, immediately prior to the consummation of the reorganization are identical to those of the Company immediately after consummation of the reorganization.

         Based upon the reorganization of the Bank described above, the Company's common stock was deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. The Company filed a Form 8-K with the Securities and Exchange Commission as a successor issuer to Sturgis Bank and Trust Company as required by paragraph (f) of Rule 12g-3 under the Securities Exchange Act of 1934. Pursuant to paragraph (g) of Rule 12g-3 under the Exchange Act, the Company, as the successor issuer, is responsible for making the necessary annual filings for the Bank, the predecessor issuer.

         As a result of the above described reorganization, the meetings, events and descriptions contained below for events that took place in calendar year 2001 relate the Company while it operated as the Bank and prior to the effective date of the reorganization (effective January 1, 2002).

         The following table sets forth, as of March 15, 2002 the shares of Common Stock beneficially owned by executive officers and all directors of the Company as a group. Individual beneficial ownership of shares by the Company's directors is set forth under "PROPOSAL I--ELECTION OF DIRECTORS". Ownership is direct unless otherwise specified.


                           Shares of         Shares which                               Percent of
                         Common Stock       may be acquired         Total Shares      Shares of Common
                          Directly or        within 60 days           of Stock       Stock Outstanding
                          Indirectly         upon exercise          Beneficially         and Deemed
                            Owned(1)        of Stock Options           Owned           Outstanding(2)
                       --------------------------------------------------------------------------------
  Executive Officers
  and Directors as a       464,201               54,145               518,346               17.36%
  Group (9 Persons)

(1) Includes certain shares owned by spouses and children or as custodian or trustee, or over which shares the individual effectively exercises sole or shared voting and investment power.

(2) The 54,145 shares able to be acquired within 60 days upon exercise of stock options are deemed outstanding at March 15, 2002.

Persons and groups owning in excess of 5% of the Company's Common Stock are shown in the following table.

                                                                                 Percent of
                                     Shares of             Nature             Shares of Common
                                   Common Stock          of Ownership         Stock Outstanding
                              -----------------------------------------------------------------
Raymond H. Dresser, Jr.(1)          150,775(2)         Direct--98,175(2)
215 Haral Avenue                                       Indirect--52,600             5.05%
Sturgis, Michigan 49091

Newell A. Franks(3)
509 N. Lakeview Ave.                187,200            Direct                       6.27%
Sturgis, Michigan 49091

(1)      Gretchen M. Dresser, Raymond H. Dresser, Jr.'s spouse, filed a joint
         Schedule 13G with the Securities and Exchange Commission relating to these total shares.
(2)      Includes 975 shares of unexercised options.
(3)      Newell A. Franks is the father of director Lawrence A. Franks.

PROPOSAL I -- ELECTION OF DIRECTORS

        The Board is divided into three classes with staggered terms, consisting of two directors in Class I, three directors in Class II and three directors in Class III. Each director holds office for a term of three years. The term of directors in Class II expires in 2002, in Class III in 2003, and in Class I in 2004. Class II directors are scheduled for election at the Meeting.

        The Board of Directors has nominated for election Raymond H. Dresser, Jr., Leonard L. Eishen, and Lawrence A. Franks to the three available seats in Class II on the Board and to serve in those positions until 2005. If any nominee is unable to serve, shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unable to serve.

        The following table sets forth certain information with respect to current directors and nominees for director of the Company.

                                                                                                      Year Director's
                                                                           Year First Appointed or       Current Term
            Name                 Age                    Position          Elected as a Director(1)            Expires
            ----                 ---                    --------          ------------------------            -------

Raymond H. Dresser, Jr.           71                    Director                              1968               2002

Leonard L. Eishen                 64     Director, President and                              1977               2002
                                         Chief Executive Officer

Eric L. Eishen                    36    Director, Vice President                              1999               2003

Lawrence A. Franks                68   Director, Chairman of the                              1996               2002
                                                           Board

Donald L. Frost                   56                    Director                              1995               2004

James A. Goethals                 65                    Director                              1972               2003

Gary J. Malloy                    55                    Director                              1994               2003

Philip G. Ward                    66                    Director                              1988               2004

(1) These dates reflect the date the respective director was first appointed or elected director of the Bank. Each director became a director of the Company on August 20, 2001.

         The principal occupation and certain other information for each current director, executive officer and nominee for director of the Company is set forth below. Unless otherwise noted, all individuals have held the position described below for at least the past five years.

NOMINEES FOR ELECTION AS CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL 2005

         RAYMOND H. DRESSER, JR., is a principal stockholder of and serves as Chairman of the law firm of Dresser, Dresser, Haas & Caywood, P.C., which was founded in Sturgis in 1898. The firm has served as legal counsel to the Bank for many years. He is President and a director of the Economic Development Corporation of the City of Sturgis and the Sturgis Improvement Association.

         LEONARD L. EISHEN is the President and Chief Executive Officer of the Company. He has been President of the Bank, the wholly owned subsidiary of the Company, since 1980 and Chief Executive Officer since 1976. He is a past Chairman of the Michigan League of Community Banks. He is a member of the board of directors of America's Community Bankers (since 1998) and former Vice Chairman of District V (1998) of the Michigan Chamber of Commerce. He is also a past Vice Chairman of the Federal Home Loan Bank of Indianapolis.

         LAWRENCE A. FRANKS is President of Burr Oak Tool and Gauge Company, Inc., Oak Products, Inc., and Chairman of the Board of Oak Japan. He is past Vice President of the Sturgis Improvement Association and the Economic Development Corporation of Sturgis. He is a Trustee (since 1984) and Chairman Emeritus of the Board (1999) of Tri-State University, Angola, Indiana. He is also a past Lieutenant Governor for Kiwanis International and a past President of the Kiwanis Club of Sturgis. Director Franks serves as the Chairman of the Board of the Company.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL 2003

         ERIC L. EISHEN is the Vice President of the Company. He has been Executive Vice President and Chief Operating Officer of the Bank, a wholly owned subsidiary of the Company since April, 1999. He has been a full time employee of the Bank since 1987 and became Vice President of Administration in 1991, First Vice President Chief Administration Officer in 1995, and First Vice President and Chief Administrative Officer in 1998. He is a member of the Board of Directors of the Sturgis Public Schools Endowment Fund, past President of the Sturgis Area Chamber of Commerce (1997) and the Kiwanis Club of Sturgis (1999). He is the son of Leonard L. Eishen.

         JAMES A. GOETHALS is past President of Sturgis Foundry Corporation. He is a past President of the Sturgis Chamber of Commerce and Sturgis United Fund and is the President and a trustee of the Sturgis Area Community Foundation. He is the Chairman of the Board of the Bank.

         GARY J. MALLOY is President of Sturgis Machining, Inc. and past President of Indiana Metalworks Corporation (formerly known as Angola Die Casting Corporation) in Angola, Indiana. He is a former director of the Sturgis Improvement Association and the Economic Development Corporation of the City of Sturgis.

CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL 2004

         DONALD L. FROST is President of LTI Printing, Inc. He served on the Board of the Glen Oaks Community College Foundation and served as the Chairman of the Building Committee for the Doyle Community Center in 1994 to 1995.

         PHILIP G. WARD is past President of Glen Oaks Community College. He is also a past President of the Michigan Association of Community Colleges and currently serves on the Sturgis Hospital Board (since 2000) and is a member of the City of Sturgis Planning Board (since 2000).

         In addition to Leonard L. Eishen and Eric L. Eishen , the Company has one additional executive officer.

         BRIAN P. HOGGATT is the Secretary and Treasurer. He is 35 years old and has been with the Bank since 1988 where he was Controller of the Company from 1991 to 1994, became Vice President in 1993, and Chief Financial Officer and Treasurer in 1994.


THE BOARD OF DIRECTORS AND ITS COMMITTEES

         As a result of the previously described reorganization, the meetings, events and descriptions contained below for events that took place in calendar year 2001 relate the Company while it operated as the Bank and prior to the effective date of the reorganization (effective January 1, 2002).

         The Board of Directors met 15 times (12 regular, 1 organizational, and 2 special) during the fiscal year ended December 31, 2001 while the Company operated as the Bank and before the reorganization into a bank holding company structure with the Bank becoming a wholly owned subsidiary of the Company effective January 1, 2002.

         The Board of Directors has established various committees, including a standing Audit Committee, Compensation Committee and Loan Committee.

         The Audit Committee selects the Company's independent public accountants and reviews major financial, accounting and internal auditing policies and the audit scope. This committee meets with the independent public accountants in connection with their annual audit. This Committee met 4 times during the year ended December 31, 2001. The Audit Committee was comprised of Directors Frost, Goethals, and Malloy during the year ended December 31, 2001.

         The Compensation Committee recommends the compensation to be allowed to officers and managers selected by the Board. The Compensation Committee was comprised of Directors Frost, Goethals, and Malloy during the year ended December 31, 2001 and met 4 times during 2001.

         The Directors Loan Committee meets to review all commercial loans in excess of loan officer limits which is over $500,000 up to $1 million aggregate for any one borrower. Any aggregate loan request, for any one borrower, over $1 million is presented to the full board. This Committee was comprised of Directors Dresser, Malloy, Ward, L. Eishen and E. Eishen during the year ended December 31, 2001 and met 3 times during 2001.

         The Board's other committees include an Executive Committee, Planning and Budgeting Committee, Investments and Funds Management Committee, Trust Committee, and a Community Reinvestment Act Advisory Board (comprised of Director E. Eishen and members of the community).

         Pursuant to the Company's Bylaws, the total Board of Directors recommends individuals for election to the Board based upon the individual's experience and qualifications.

         Generally when nominating candidates for director the Board of Directors will not consider nominees recommended by Stockholders, however, nominations for directors may be made by Stockholders, but such nominations must be in writing and delivered to the Secretary of the Company at least five (5) days prior to the date of the Annual Meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the Board of Directors and by Stockholders shall be provided for use at the Annual Meeting. If the Board of Director shall fail or refuse to name nominees at least 20 days prior to the Annual Meeting, nominations for directors may be made at the Annual Meeting by any stockholders entitled to vote and shall be voted upon.

         No Director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

         AUDIT COMMITTEE REPORT

         The Audit Committee reports:

1. The Audit Committee has reviewed and discussed the audited financial statements with management.

2. The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61(codification of statements on auditing standards, AU 380), as may be modified or supplemented.

3. The audit committee has received the written disclosures in the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence.

4. Based on the review and discussions referred to in paragraphs 1 through 3 of this section, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.


                                       AUDIT COMMITTEE
                                       Donald L. Frost, Chairman
                                       James A. Goethals
                                       Gary J. Malloy

         The Board of Directors of both the Company and the Bank have adopted Audit Committee charters. A copy of the Company's Audit Committee Charter is attached to the Proxy at Appendix A and a copy of the Bank's Audit Committee Charter is attached to this Proxy as Appendix B. All directors of the Audit Committee are determined to be independent as defined by Rule 4200(a)(14) of the NASD's listing standards.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table indicates as of March 15, 2002 beneficial ownership by all current directors and nominees for director of the Company's Common Stock, which is the only class of common stock outstanding.

                Name and Address of   Shares of Common    Shares which may    Total Shares of   Percent of Shares of
         Beneficial owner or Number     Stock Directly         be acquired    Stock deemed as           Common Stock
                           in Group      or Indirectly      within 60 days              being        Outstanding and
                                             Owned (1)    upon exercise of       Beneficially     Deemed Outstanding
                                                             stock options              Owned                    (2)
        ------------------------------------------------------------------------------------------------------------

            Raymond H. Dresser, Jr.            149,800                 975            150,775                  5.05%
                   215 Haral Avenue
                  Sturgis, MI 49091

                     Eric L. Eishen              9,002              13,514             22,516                   .75%
                        284 Kruszka
                  Bronson, MI 49028

                  Leonard L. Eishen             83,092              25,753            108,845                  3.64%
              66002 Knollwood Drive
                  Sturgis, MI 49091

             Lawrence A. Franks (3)            114,474                 975            115,449                  3.87%
                609 E. Chicago Road
                  Sturgis, MI 49091

                    Donald L. Frost             21,206                 975             22,181                   .74%
                 68592 Benham Beach
                  Sturgis, MI 49091

                  James A. Goethals             21,692                 975             22,667                   .76%
                   25580 Waneta Way
                  Sturgis, MI 49091

                     Gary J. Malloy             10,650                 975             11,625                   .39%
                68601 Crooked Creek
                  Sturgis, MI 49091

                     Philip G. Ward             48,390                 975             49,365                  1.65%
                   1000 S. Lakeview
                  Sturgis, MI 49091
        ------------------------------------------------------------------------------------------------------------
         All Directors and Nominees
          of the Company as a Group            458,306              45,117            503,423                 16.84%

        ============================================================================================================

(1) Includes certain shares owned by spouses and children or as custodian or trustee, or over which shares the individual effectively exercises sole or shared voting and investment power.
(2) The 45,117 shares able to be acquired within 60 days upon exercise of stock options are deemed outstanding as of March 15, 2002.
(3)  Lawrence A. Franks is a son of Newell A. Franks.

EXECUTIVE COMPENSATION

         The following tables set forth certain information as to compensation received by certain executive officers during the periods indicated. These periods relate to compensation received from Sturgis Bank & Trust Company and prior to the previously described reorganization.

                           SUMMARY COMPENSATION TABLE


                                                    ANNUAL COMPENSATION                     LONG TERM COMPENSATION

Name and Principal                               Salary and                                 Securities
Position                  Year                   Directors Fees ($)        Bonus ($)        Underlying Options(1)
-----------------------------------------------------------------------------------------------------------------------
Leonard L. Eishen,
   President and CEO      2001                   $174,000                  $0                                0
                          2000                   $174,000                  $0                                0
                          1999                   $176,500                  $0                              375
Eric L. Eishen,
  Vice President          2001                   $120,679(2)               $14,000                           0
                          2000                   $103,300                  $14,200                           0
                          1999                   $ 81,800                  $12,350                           0

(1)  Adjusted for the June 15, 1998 two-for-one stock split.
(2) This figure includes the taxable value of the car allowance received by Mr. Eishen.


                       FISCAL YEAR-END OPTION VALUE TABLE

                                                     Number of Securities Underlying         Value of  Unexercised
                                                         Unexercised Options at             In-the-Money Options at
                                                            Fiscal Year-End                     Fiscal Year-End
                       Aggregate or       Value       ----------------------------        ----------------------------
      Name              Exercised       Realized      Exercisable    Unexercisable        Exercisable    Unexercisable
--------------------   ------------     --------      -----------    -------------        -----------    -------------
Leonard L. Eishen          -0-            -0-            25,753           -0-                 -0-             -0-
Eric L. Eishen             -0-            -0-            13,514(1)        -0-                 -0-             -0-

         (1) Includes 2878 shares of unexercised options of spouse, Chandre Eishen.

         The Board of Directors of the Bank entered into a one (1) year employment contracts with the President and Chief Executive Officer, Leonard L. Eishen, Vice President Eric L. Eishen, and Secretary and Treasurer Brian P. Hoggatt, effective May 1, 2001. Mr. L. Eishen received an initial annual base salary of $174,000 on the effective date of the contract, which salary is subject to increases or decreases as approved by the Board of Directors. Mr. E. Eishen received an initial annual base salary of $120,000 on the effective date of the contract, which salary is subject to increases or decreases as approved by the Board of Directors. Mr. Hoggatt received an initial annual base salary of $80,000 on the effective date of the contract, which salary is subject to increases or decreases as approved by the Board of Directors. The contract for Mssr. Eishens and Hoggatt also provides, among other things, for participation in an equitable manner in employee benefits applicable to all employees of the Company. The Company may discharge Mr. L. Eishen, Mr. E. Eishen and/or Mr. Hoggatt for cause at any time or upon the occurrence of certain events specified by State of Michigan Division of Financial Institutions of the Office of Financial and Insurance Services regulations. Upon termination of Mr. E. Eishen's, Mr. L. Eishen's and/or Mr. Hoggatt's employment by the Company for reasons other than cause or in the event of termination of employment by Mr. E. Eishen, Mr. L. Eishen or Mr. Hoggatt for good reason, Mr. L. Eishen, Mr. E. Eishen or Mr. Hoggatt will receive his base compensation (subject to IRS Code Sec. 280(G)) under the contract for an additional three (3) years if the termination follows a change of control. If this would have occurred in 2001, Mr. L. Eishen would have been entitled to receive a total of $522,000, Mr. E. Eishen would have been entitled to receive a total of $360,000, and Mr. Hoggatt would have been entitled to receive $240,000. The agreement provides the Company with protection of its confidential business information and protection from competition by Mr. L. Eishen, Mr. E. Eishen or Mr. Hoggatt should any of their employment terminate pursuant to specified conditions.

         On December 17, 2001, the Board of Directors of the Bank implemented a Supplemental Executive Retirement Program ("SERP") for the senior executives of the Bank. The SERP provides a supplemental retirement benefit equal to a percentage of compensation, based on the average of the highest five consecutive years of employment prior to retirement and based upon years of service with the Bank. The SERP benefit is paid for fifteen years after retirement. Normal retirement age under the SERP is sixty-five (65) years old and the employee must have one year of SERP participation to receive a retirement benefit. The SERP also contains provisions for early retirement, benefits to the employee's beneficiaries upon death, and disability provisions. The SERP is fully paid by the Bank and is financed through life insurance coverage on each of the program participants that is owned and paid for by the Bank. The SERP is effective December 31, 2001. The SERP participants are Eric L. Eishen, Brian P. Hoggatt, Tracey L. Parker and Ronald W. Scheske.

DIRECTORS COMPENSATION

         As a result of the previously described reorganization, the historical discussion contained below relates the Company while it operated as Sturgis Bank & Trust Company and prior to the effective date of the reorganization (effective January 1, 2002). With respect to matters relating to January 1, 2002 and after, the discussion relates to the Company. As part of the reorganization, the stock options plans discussed below continue in full force and effect for the option to purchase shares of the Company.

         Except for Mr. L. Eishen and Mr. E. Eishen, each Director of the Company currently receives $ 6,000.00 per year plus $500.00 for each Board Meeting attended. Members of the various committees who are not also Company employees receive fees of $175.00 for each meeting attended. The Chairman receives an additional $ 3,300.00 per year.

         In 1995, the Stockholders adopted a stock option plan that allows all Directors, both employee and non-employee Directors, to participate ("Director Plan"). Pursuant to the Director Plan, 7,000 shares of authorized but unissued Common Stock were reserved for issuance to Directors upon exercise of options granted under the Director Plan. Under the Director Plan each Director was granted an annual option to purchase 200 shares of Common Stock at an exercise price to be determined as the closing price of the Common Stock reported on the OTC Bulletin Board on the day before grant. Each option for 200 shares was granted immediately after each of the four annual meetings of Stockholders, beginning with the 1995 Annual Meeting, to those individuals who remain Directors after the respective annual meeting or who are elected at the respective annual meeting. Pursuant to the plan, after the 1999 Annual Meeting, all remaining options (375 shares per Director at $10.50 per share) were allocated pro rata among the Directors.

         In 1995, options for 1,400 shares were granted under the Director Plan. Each director received an option for 200 shares at an exercise price of $14.50 per share. In 1996, options for 1,400 shares were granted under the Director Plan; each director received an option for 200 shares at an exercise price of $17.25 per share. In 1997, options for 1,600 shares were granted under the Director Plan; each director received an option for 200 shares at an exercise price of $27.25 per share. In 1998, options for 2400 shares were granted under the Director Plan; each director received an option for 300 shares at an exercise price of $31.75 per share. As of June 15, 1998, options to purchase 1,400 shares at $14.50 per share, 1,400 shares at $17.25 per share, 1,600 shares at $27.25 per share had been exercised under the Director Plan. The Director Plan provides that options granted to Directors vest on the date of grant. There remain 6,825 shares subject to purchase and issuance.

         In 1999, the Stockholders of the Company approved an amendment to the Director Plan to adjust for the two-for-one stock split which occurred on June 15, 1998. The Director Plan amendment changed the exercise price per share for options granted on April 28, 1998 from $31.75 to $15.88. The number of shares to be issued upon the exercise of currently outstanding options yet to be granted was changed from 300 to 600 shares.

         The purpose of the Director Plan was to increase the incentives and attract and encourage the continued service of Directors of the Company by facilitating the purchase of the Company's shares. The Director Plan authorizes the grant of Non-Qualified Stock Options (options that subject the option holder to Federal Income Tax in the amount by which the market price of the stock at the time of exercise exceeds the exercise price and the

Company will receive a deduction in the same amount at the time of exercise, pursuant to the Internal Revenue Code of 1986). The Board of Directors has limited discretion in the administration of the Director Plan so that they can remain "disinterested" persons as that term is used in Securities and Exchange Commission Rule 16b-3(c)(2) promulgated under the Securities Exchange Act of 1934, in relation to the plan.

         Options under the Director Plan are only exercisable within 10 years and one day from the date of grant, unless the individual ceases being a Director prior to that time. In that event, if the individual ceases being a Director for reasons other than death or disability, the option is exercisable only within 30 days of cessation of Director status; if the individual's status as a Director terminates because of death or disability, the option will only be exercisable within 90 days from the date of such cessation of Director status.

         The Board, without further action on the part of the Stockholders of the Company, may from time to time alter, amend, or suspend the Director Plan or any stock option granted thereunder or may at any time terminate the Director Plan, except that, unless approved by a majority of the Stockholders represented at an Annual Meeting or Special Meeting held in accordance with the Company's By-Laws, the Board of Directors may not, (i) change the total number of shares of Common Stock available for grant under the Director Plan; (ii) extend the duration of the Director Plan; (iii) increase the maximum term of stock options; or (iv) change the exercise option price of the stock options under the Director Plan. No action taken by the Board of Directors as outlined above may materially and adversely affect any outstanding stock option without the consent of the holder thereof. In any case, the Board of Directors may not amend the Director Plan more than once every six months, other than to comport with the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.


TRANSACTIONS WITH THE COMPANY

         Mr. Raymond H. Dresser, Jr. is the majority stockholder in Dresser, Dresser, Haas & Caywood, P.C. and is also a Director of the Company. Dresser, Dresser, Haas & Caywood, P.C. acts as legal counsel to the Company and was paid $185,413 by Bank (the wholly owned subsidiary of the Company) in 2001 for legal fees and disbursements and $240,683 in 2000. Extraordinary legal fees in 2001 arose in connection with the reorganization of the Bank into a bank holding company structure as described earlier in this Proxy. Extraordinary legal fees in 2000 arose in connection with the later terminated planned merger with Southern Michigan Bancorp, Inc.

         The Bank, a wholly owned subsidiary of the Company, provides residential mortgage loans and other types of loans to its directors, officers and employees. The Bank has a policy that all loans to officers, principal stockholders, or directors of the Company must be on substantially the same terms as with any customer including terms of interest and collateral. The Bank has followed this policy in regard to these loans and it is the belief of the management of the Company that these loans neither involve more than the normal risk of collectability nor present other unfavorable features, and none of these loans is a nonaccrual, past due, restructured or potential problem loan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Directors, and certain officers and security holders during 2001 were required to file timely reports of their security holdings and transactions with the Securities and Exchange Commission. A registrant is required to identify any of these individuals failing to timely file these reports. The directors and relevant officers timely filed the necessary Form 5 reporting of annual changes in beneficial ownership for 2001.


PROPOSAL II -- RATIFICATION OF PLANTE & MORAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR 2002

         The Board of Directors recommends the engagement of Plante & Moran, LLP, as independent public accountants, to be its independent public accountants for the 2002 fiscal year, subject to ratification by the Company's Stockholders. A representative of Plante & Moran, LLP, is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         The Board of Directors' selection of the Plante & Moran, LLP accounting firm for the Company, occurred after solicitation and receipt of bids from qualified accounting firms in 1999 to provide services through 2001. Plante & Moran, LLP submitted the most favorable plan to conduct the Company's independent accounting reports. As a result, the shareholders at the 1999 Annual Meeting ratified the selection of Plante & Moran, LLP and the Company's previous accounting firm, PricewaterhouseCoopers, LLP was terminated. There were no disagreements with PricewaterhouseCoopers, LLP on any accounting matter. The selection of Plante & Moran, LLP as independent auditor was also ratified by the shareholders at the 2000 and 2001 Annual Meetings.

         The appointment of the independent public accountants must be approved by a majority of the votes cast by the Stockholders of the Company at the Meeting. The Board of Directors recommends that Stockholders vote "FOR" the approval of the appointment of Plante & Moran, LLP, as the Company's independent public accountants.

PRINCIPAL ACCOUNTING FIRM FEES

         As a result of the previously described reorganization, the discussion contained below relates the Company while it operated as Sturgis Bank & Trust Company and prior to the effective date of the reorganization (effective January 1, 2002).

AUDIT FEES
         Audit fees billed to the Company by Plante & Moran, LLP for review of the Company's annual financial statements for 2001 and the financial statements included in the Company's quarterly reports on Form 10-Q for 2001 totaled $52,680.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
         The Company did not engage Plante & Moran, LLP to provide advice to the Company regarding financial information systems design and implementation during 2001.

ALL OTHER FEES
         Fees billed to the Company by Plante & Moran, LLP for all other non-audit services rendered to the Company during 2001 totaled $76,095. The Audit Committee considered and confirmed that the provision of these non-audit services was compatible with maintaining the independence of Plante & Moran, LLP as the Company's independent auditors for the year 2001 audit.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that Proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting the Proxies.

                                  MISCELLANEOUS

         The solicitation of proxies is being made by the Company. The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, directors, officers, regular employees of the Company, and its agent, may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders has been mailed to all Stockholders of record who owned Company stock at the close of business on March 15, 2002. Any Stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

                             STOCKHOLDERS' PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any Stockholder's proposal to take action at such Meeting must be received at the Company's home office, at 125 East Chicago Road, Sturgis, Michigan 49091, no later than November 26, 2002. Any such proposal shall be subject to the proxy rules adopted under the Securities and Exchange Act of 1934, as amended.

         If a shareholder proposal is not presented to the Company by February 8, 2003, SEC Rule 14a-4(c)(1) provides that the Company may use discretionary authority to vote on the matter.

         Also the Company has discretionary authority under its By-laws whether or not to call a vote on any matter, without discussion in the proxy statement, on any stockholder proposal for which it has notice, in writing, 5 days before the Annual Meeting. A shareholder may obtain a copy of the Company's By-laws by sending a request to Sturgis Bancorp, Inc., 125 E. Chicago Road, P.O. Box 600, Sturgis, Michigan 49091.

         Set forth below is a list of exhibits included as part of this Proxy.


                                    BY ORDER OF THE BOARD OF DIRECTORS
                                    Brian P. Hoggatt
                                    Secretary


Sturgis, Michigan
March 28, 2002


                                    FORM 10-K

THE BANK HAS DESIGNATED THE FORM 10-K OF THE COMPANY AS ITS ANNUAL DISCLOSURE STATEMENT UNDER 12 CFR PART 350. A COPY OF THE COMPANY'S FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE UNITED STATES SECURITIES EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO STURGIS BANCORP, INC., 125 EAST CHICAGO ROAD, P.O. BOX 600, STURGIS, MICHIGAN 49091. PHONE (616) 651-9345. THIS FORM 10-K IS ALSO AVAILABLE FROM THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION EDGAR SYSTEM AT WWW.SEC.GOV.
                -----------



                                   APPENDICES

Appendix A        Sturgis Bancorp, Inc. Audit Committee Charter

Appendix B        Sturgis Bank & Trust Company Audit Committee Charter

                              STURGIS BANCORP, INC.
                                 REVOCABLE PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STURGIS BANCORP, INC., FOR THE FIRST ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2002.

All matters to be acted upon have been proposed by Sturgis Bancorp, Inc.

The undersigned Stockholder of Sturgis Bancorp, Inc. ("Company") hereby appoints the Board of Directors of the Company as proxy to cast all votes which the undersigned Stockholder is entitled to cast at the First Annual Meeting of Stockholders of the Company to be held at the Sturges-Young Auditorium on Tuesday, April 30, 2002 at 1:30 p.m., and any adjournments thereof. They are authorized to cast all votes to which the undersigned is entitled as follows:

         (1) To vote FOR or to WITHHOLD AUTHORITY TO VOTE for the election of Raymond H. Dresser, Jr., Leonard L. Eishen, and Lawrence A. Franks to the Board of Directors of the Company.

         (2) To vote FOR or AGAINST, or ABSTAIN from voting on, the ratification of the appointment of Plante & Moran, LLP as independent public accountants of the Company for the fiscal year ending December 31, 2002.

         (3) To vote, with its discretion, upon any other matters that may lawfully come before this Annual Meeting.

UNLESS A CONTRARY DIRECTION IS GIVEN, OR IN THE CASE OF ELECTION OF DIRECTORS, AUTHORITY TO VOTE FOR A NOMINEE IS WITHHELD, THIS PROXY WILL BE VOTED FOR THE ELECTION OF RAYMOND H. DRESSER, JR., LEONARD L. EISHEN, AND LAWRENCE A. FRANKS TO THE BOARD OF DIRECTORS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF PLANTE & MORAN, LLP, AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY. IN ADDITION, THIS PROXY WILL BE VOTED AT THE DISCRETION OF THE BOARD OF DIRECTORS UPON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE FIRST ANNUAL MEETING, INCIDENT TO THE CONDUCT OF THE MEETING.

(IMPORTANT:  PLEASE VOTE, DATE AND SIGN ON NEXT PAGE)

SHARES WILL BE VOTED IN THE MANNER SELECTED BELOW, HOWEVER, THE UNDERSIGNED STOCKHOLDER MAY ELECT TO VOTE AT SAID MEETING OR AT ANY ADJOURNMENT THEREOF AND, AFTER NOTIFICATION TO THE SECRETARY OF THE COMPANY AT SAID MEETING OF THE STOCKHOLDER'S DECISION TO TERMINATE THIS PROXY, THEN THE POWER OF SAID ATTORNEYS-IN-FACT OR AGENT SHALL BE DEEMED TERMINATED AND OF NO FORCE AND EFFECT.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS OF THE COMPANY CALLED FOR THE 30TH DAY OF APRIL, 2002 AND A PROXY STATEMENT FROM THE COMPANY DATED THE 28TH DAY OF MARCH, 2002 PRIOR TO THE EXECUTION OF THIS PROXY.

PLEASE MARK VOTES BELOW:

1.     Election of Directors:

       Raymond H. Dresser, Jr.     For         Authority to Vote Withheld
                                       ------                             ------

       Leonard L. Eishen           For         Authority to Vote Withheld
                                       ------                             ------

       Lawrence A. Franks          For         Authority to Vote Withheld
                                       ------                             ------




       Note: You may not cumulate your votes.

2. Ratification of Appointment of Plante & Moran, LLP as the Company's Independent Public Accountants:

          For                     Against                   Abstain
              -------                     -------                   -------

Date:                  , 2002               x
         --------------                       ---------------------------------

                                            x
                                              ---------------------------------

IMPORTANT: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. WHEN
           SIGNING AS AN ATTORNEY, ADMINISTRATOR, AGENT, CORPORATION, OFFICER, PERSONAL REPRESENTATIVE, TRUSTEE, GUARDIAN, ETC., PLEASE ADD YOUR FULL TITLE TO THE SIGNATURE.

NOTE: IF YOU RECEIVE MORE THAN ONE PROXY FORM, PLEASE SIGN AND RETURN ALL FORMS IN THE ACCOMPANYING ENVELOPE.

    =========================================================================



              IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE
             COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN
             ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS
            ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF
                          MAILED IN THE UNITED STATES.



    =========================================================================

                                   APPENDIX A


                      STURGIS BANCORP, INC. (THE "COMPANY")


                                     CHARTER
                                     -------


AUDIT COMMITTEE

The Audit Committee is a committee of the Board of Directors.


PURPOSE & COMPOSITION

The charter details the composition, roles and responsibilities of the audit committee. The Board of Directors shall appoint at least three directors who are independent of the Company's management and have no relationships that could interfere with their independence and execution of the Committee's responsibilities to the Board of Directors. At least one member must have expertise in accounting or other aspects of financial management and all members are expected to be financially literate or to gain such literacy after appointment. The Committee shall review this charter annually and receive approval for its continued use (and any recommended amendments) from the Board of Directors.


DELINEATION OF RESPONSIBILITIES

The audit committee is principally responsible for overseeing the Company's financial reporting and reporting details of such activities to the Board, primarily in the form of auditing the financial statements which management prepares on the Company's behalf. The Committee shall take a flexible approach to the execution of its role to best reflect current circumstances and changing business conditions, and is expected to establish on the board's behalf the overall attitude of the Company as it pertains to financial reporting, risk management and ethical conduct.

ONGOING PROCESSES

In performing these responsibilities, the audit committee shall follow a number of prescribed guidelines, and may augment these when appropriate:

o Independent auditors are accountable to the Committee and the Board in their roles as appointed representatives of the Company's shareholders. As such, the Committee is expected to evaluate, and if necessary, recommend replacement of the independent auditors to the Board and shareholders. The Committee shall

                                   APPENDIX A
review the nature of this independence, and any written disclosures prepared by the auditors, with the auditors.

     o The Committee shall discuss the plans and scope of audits, including staffing and compensation, with both internal and independent auditors. The Committee shall conduct separate meetings with both the internal auditors and independent auditors, both with and without members of the management team present. Finally, the Committee will discuss the effectiveness and adequacy of financial controls, accounting procedures, risk management, and legal and ethical compliance issues with management, internal auditors and independent auditors.

     o Before the filing of the Company's quarterly Form 10-Q report, the Committee, management and the independent auditors shall review the interim financial statements. The independent auditors shall discuss the results with the Committee (or its chairperson,) along with any other matters required under generally accepted auditing standards.

     o Before the filing of the Company's annual Form 10-K report, the Committee, management and the independent auditors shall review the interim financial statements. This review should look beyond adequacy to the quality of the underlying accounting principles, the clarity of any financial statement disclosures and whether accounting judgments are reasonable. The independent auditors shall discuss the results with the Committee, along with any other matters required under generally accepted auditing standards.

     o The Audit Committee is empowered to review, with the Company's counsel, legal matters, including litigation, compliance with securities trading policies, the foreign corrupt practices act and other laws having a significant impact on the Company's business or its financial statements; and, to investigate any matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgment, that is appropriate.


February 18, 2002






                                   APPENDIX A
                                     PAGE 2

                                   APPENDIX B


                          STURGIS BANK & TRUST COMPANY


                           CHARTER FOR AUDIT COMMITTEE
                           ---------------------------



PURPOSE & COMPOSITION
The charter details the composition, roles and responsibilities of the audit committee. The board of directors shall appoint at least three directors who are independent of the Company's management and have no relationships that could interfere with their independence and execution of the committee's responsibilities to the committee. At lease one member must have expertise in accounting or other aspects of financial management and all members are expected to be financially literate or to gain such literacy after appointment. The committee shall review this charter annually and receive approval for its continued use (and any recommended amendments) from the board of directors.

DELINEATION OF RESPONSIBILITIES
The audit committee is principally responsible for overseeing the Company's financial reporting and reporting details of such activities to the board, primarily in the form of auditing the financial statements which management prepares on the Company's behalf. The committee shall take a flexible approach to the execution of its role to best reflect current circumstances and changing business conditions, and is expected to establish on the board's behalf the overall attitude of the Company as it pertains to financial reporting, risk management and ethical conduct.

ONGOING PROCESSES
In performing these responsibilities, the audit committee shall follow a number of prescribed guidelines, and may augment these when appropriate:

     o Independent auditors are accountable to the committee and the board in their roles as appointed representatives of the Company's shareholders. As such, the committee is expected to evaluate, and if necessary, recommend replacement of the independent auditors to the board and shareholders. The committee shall review the nature of this independence, and any written disclosures prepared by the auditors, with the auditors.

     o The committee shall discuss the plans and scope of audits, including staffing and compensation, with both internal and independent auditors. The committee shall conduct separate meetings with both the internal auditors and independent auditors, both with and without members of the management team present. Finally, the committee will discuss the effectiveness and adequacy of financial controls, accounting procedures, risk management, and legal and ethical compliance issues with management, internal auditors and independent auditors.



                                   APPENDIX B

     o Before the filing of the Company's quarterly Form 10-Q report, the committee, management and the independent auditors shall review the interim financial statements. The independent auditions shall discuss the results with the committee (or its chairperson,) along with any other matters required under generally accepted auditing standards.

     o Before the filing of the Company's annual Form 10-K report, the committee, management and the independent auditors shall review the interim financial statements. This review should look beyond adequacy to the quality of the underlying accounting principles, the clarity of any financial statement disclosures and whether accounting judgements are reasonable. The independent auditors shall discuss the results with the committee, along with any other matters required under generally accepted auditing standards.


September, 2001




                                   APPENDIX B
                                     PAGE 2